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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 11, 2003

                             NEW WORLD PASTA COMPANY
                 (Exact Name of Registrant Specified in Charter)


       Delaware                        333-76763                52-2006441
(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)          Identification No.)


85 Shannon Road, Harrisburg, Pennsylvania                          17112
(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (717) 526-2200

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Item 5.  Other Events.

      On February 11, 2003, New World Pasta Company issued a press release announcing that it received an extension of its bank waiver under its senior secured credit facility. A copy of the press release, which is incorporated herein by reference, is attached as an exhibit.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)  Not applicable.

              (b)  Not applicable.

              (c)  Exhibits.

      99.1    Press Release issued by New World Pasta Company on February 11,
              2003.

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEW WORLD PASTA COMPANY


Date: February 11, 2003            By:         /s/ Cary A. Metz
                                       -----------------------------------------
                                       Name:   Cary A. Metz
                                       Title:  Vice President, General Counsel
                                               and Corporate Secretary

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Number and
Description of Exhibit

99.1     Press Release issued by New World Pasta Company on February 11, 2003.